SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 15, 2003
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                          The Hartcourt Companies, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)





                                      Utah
                 (State or other jurisdiction of incorporation)


         001-12671                                        87-0400541
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 (Commission File Number)                     (IRS Employer Identification No.)


 2500 E. Colorado Blvd Suite 301, Pasadena, California               91107
 -----------------------------------------------------              --------
      (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (626) 844 2437
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 -----------------------------------------------------------
(Former name or former address, if changed since last report)








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Item 6.  Changes in the Board of Directors

On April 2nd, 2003, the Board of Directors of the Company has accepted the resignation of Mr. Anthony Qiao, who had resigned due to potential conflict of interest, because he is also the Company's attorney in China. The Board has appointed Dr. XiaoYang Li to replace Mr. Qiao. Dr. Li has accepted the assignment. In addition, the Board has appointed Mr. Geoffrey Wei as a new member to its Board. Mr. Wei has accepted the assignment. Mr. Wei, a certified public accountant, will head the Audit Committee. Together with Dr. Billy Wang, the two new independent directors will share equal voting power with the management, reflecting the standard set forth by Sarbanes-Oxley Act.

Following are brief resumes of the independent directors of the Company:

Dr. XiaoYang Li
---------------

Dr. Li is the Managing Partner of King & Wood Law firm in Shanghai office. King & Wood is the top international law firm in China, specialized in M&A and investment banking deals. Dr. Li has over 18 years of legal experience, working for other well-known international law firms in China business such as Squire, Sanders & Dempsey, Graham & James, Allen & Overy, Morrison & Foerester and was the legal counsel for Norinco, the giant state-owned company. Dr. Li received his M.A. from China's Jilin University Law School, L.L.M. from Harvard Law School, and J.D. from Standford Law School.

Dr. Billy Wang

Dr. Wang is the China General Manager for NCH Corporation, a multi-national firm headquartered in Texas. He was previously the General Manager for Chem Aqua and Xibic Enterprise. Dr. Wang has been involving in China related projects since 1991 as a consultant to WCE Inc and as an International Business Advisor to the Office of Information Business of Washington DC. Dr. Wang received his Bachelor of Science degree from University of Massachusetts, Master of Science and PhD degrees from University of Virginia.

Mr. Geoffrey Wei, CICPA

Mr. Wei is an independent financial consultant as well as CFO for GW Technologies Co. In 2001, he was the interim CFO, Vice President and Chief Accountant for Netease.com Inc (NasdaqNM: NTES). Mr Wei had worked as Manager in audit, tax and business advisory at Price Waterhouse Coopers and KPMG for over 8 years. He received his Bachelor of Arts degree from Beijing Polytechnic University and Chartered Accountant in Vancouver, Canada.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 15, 2003           The Hartcourt Companies, Inc.



                                 /s/ Alan V. Phan
                                 ----------------
                                 By: Alan V. Phan
                                 Chairman